Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2021
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (Unaudited)	SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
As discussed more fully in Note 20 Restatement, the unaudited quarterly financial information previously presented has been restated. Further, due to the loss of our Emerging Growth Company (“EGC”) status, the Company adopted ASC 842-
Leases
in the fourth quarter of 2021 using a January 1, 2021 effective date. As a result, our previously reported unaudited financial results have also been revised to reflect the effect of adoption. The restated and revised financial information by quarter for three months ended September 30, 2021, June 30, 2021, and March 31, 2021 is provided below (in thousands, except per share data):

	2021
	Third Quarter (as Restated)	Adjustments	Third Quarter (As Restated and adjusted)	Second Quarter (as Restated)	Adjustments	Second Quarter (as Restated and adjusted)	First Quarter (as Restated)	Adjustments	First Quarter (as Restated and adjusted)
Revenue	$498,931	$—	$498,931	$343,581	$—	$343,581	$274,602	$—	$274,602
Operating expenses	532,523	791	533,314	398,145	250	398,395	279,377	197	279,574

Loss from operations	(33,592)	(791)	(34,383)	(54,564)	(250)	(54,814)	(4,775)	(197)	(4,972)
Total other income (expenses)	(30,701)	6	(30,695)	16,252	2	16,254	(10,625)	(9)	(10,634)

Net income (loss) before income tax (benefit) expense	(64,293)	(785)	(65,078)	(38,312)	(248)	(38,560)	(15,400)	(206)	(15,606)
Income tax (benefit) expense	(547)	—	(547)	2,023	—	2,023	(714)	—	(714)

Net loss	$(64,840)	$(785)	$(65,625)	$(36,289)	$(248)	$(36,537)	$(16,114)	$(206)	$(16,320)

Net loss per share - basic	$(0.14)	$—	$(0.14)	$0.03	$—	$0.03	N/A	—	N/A

Net loss per share - diluted	$(0.14)	$—	$(0.14)	$(0.06)	$—	$(0.06)	N/A	—	N/A